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                                                                    Exhibit 10.1



                  CONTINUOUS ASSET PURCHASE AND SALE AGREEMENT
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THIS CONTINUOUS ASSET PURCHASE AND SALE AGREEMENT is made and entered into as of
November 12, 1999 (the "Contract Date") by and between Arcadia Financial Ltd., a Minnesota corporation, with a place of business at 7825 Washington Avenue South, Minneapolis, Minnesota 55439 ("Seller"), and Associates Financial Services Company, Inc., a Delaware corporation, with a place of business at 250 E. Carpenter Freeway, Irving, Texas 75062 ("Buyer").

                                WITNESSETH THAT:

WHEREAS, Seller wishes to sell from time to time and Buyer wishes to buy from time to time Seller's interest in certain motor vehicle retail instalment sales contracts and notes secured by motor vehicles;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties agree as follows:

1.   DEFINITIONS

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     a. 30 DAY CP RATE means, with respect to each closing, the rate published on each respective Closing Date in the "Money Rates" column of the Wall Street Journal for high grade unsecured notes sold through dealers by major corporations with a maturity of 30 days.

     b. AGREEMENT means this continuous asset purchase and sale agreement, including all attached schedules and exhibits.

     c.   CLOSING DATE has the meaning assigned to the term in Section 4.a.

     d. CLOSING SCHEDULE means an assignment of loans and a summary of the calculation of the purchase price, substantially in the form of
          Exhibit 1.d.

     e. EXCLUDED ASSETS means any retail instalment contract, loan agreement, or promissory note payable to Seller where, as of the Closing Date:

         (i) The Obligor has filed a petition in bankruptcy and such proceeding is pending or the Obligor has been discharged from liability or is subject to a reaffirmation agreement in connection with the promissory note, loan contract, or instalment contract;

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          (ii)   The account is two or more payments contractually delinquent, as shown and determined on Seller's computerized account servicing system, which recognizes a payment as being delinquent if the payment is less than the full amount required by the terms of the Motor Vehicle Retail Instalment Sales Contract;

         (iii) The account has been extended other than in accordance with Seller's extension policies.

         (iv)    Any Obligor is deceased;

         (v) The account is being repaid in accordance with a consumer credit counseling arrangement accepted by the Seller;

         (vi) The account is subject to litigation, arbitration, or foreclosure proceedings; or

         (vii) Collateral protection insurance has been force-placed against the collateral by Seller and such insurance is in force.

     f. INITIAL CLOSING DATE means the initial Closing Date under this Agreement, which shall be as soon as reasonably possible on a date agreed to by the parties.

     g. MERGER AGREEMENT means that certain Agreement and Plan of Merger, dated as of November 12, 1999 by and among Associates First Capital Corporation, a Delaware corporation, AFCC NEWCO, Inc., a Minnesota corporation and a wholly-owned subsidiary of Associates First Capital Corporation, and Arcadia Financial Ltd., a Minnesota corporation.

     h. MOTOR VEHICLE RETAIL INSTALMENT SALES CONTRACT or CONTRACT means a retail instalment sales contract, promissory note, or loan agreement, payable to Seller, secured by a motor vehicle, not an Excluded Asset, and listed on Schedule A to any Closing Schedule.

     i. NET OUTSTANDING BALANCE means the following, as determined by Seller and shown on Seller's books and records:

          (i) with respect to pre-computed Motor Vehicle Retail Instalment Sales Contracts, the gross unpaid balance of a Motor Vehicle Retail Instalment Sales Contract, less any unearned refundable finance charges computed as to each account on the actuarial method; and

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          (ii)   with respect to interest-bearing Motor Vehicle Retail
                 Instalment Sales Contracts, the unpaid balance of the Motor Vehicle Retail Instalment Sales Contract, not including any accrued, but unpaid interest or accrued but unpaid fees.

     j. OBLIGOR means the person or persons who are obligated to pay Seller in accordance with the terms of the Motor Vehicle Retail Instalment Sales Contracts.

     k. SERVICING AGREEMENT means the Servicing Agreement, dated as of November 12, 1999, between Associates Financial Services Company, Inc., a Delaware corporation, and Arcadia Financial Ltd., a Minnesota corporation.

     l. SERVICING TRANSFER DATE means the Servicing Transfer Date, as defined in the Servicing Agreement concerning the post-closing servicing of the Motor Vehicle Retail Instalment Sales Contracts between Seller or its designees and Buyer and its designees.

     m. TAX OR TAXES means any federal, state, or local tax of the United States or of any state, including without limitation any income tax, franchise tax, real or property tax, employment tax, sales and use tax, and any interest and penalties thereon (including, without limitation, those levied on any failure to make appropriate withholdings).


2.   PURCHASE AND SALE

     a. Seller agrees to sell to Buyer and Buyer agrees to purchase from Seller:

         (i) On the Initial Closing Date, up to $300 million in aggregate Net Outstanding Balances of Motor Vehicle Retail Instalment Sales Contracts; and

         (ii) In Buyer's sole and absolute discretion, up to $75 million in any semi-monthly period in aggregate Net Outstanding Balances of Motor Vehicle Retail Instalment Sales Contracts.

     b. On each Closing Date, subject to the terms and conditions hereof, Seller will sell, assign and deliver to Buyer, and Buyer will purchase from Seller, all of Seller's right, title and interest in and to the Motor Vehicle Retail Instalment Sales

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         Contracts listed on Exhibit A to the Closing Schedule (collectively, together with the assets referenced in Section 3 herein, the "Purchased Assets").

3.   OTHER ITEMS SUBJECT TO SALE

     On the Closing Date, upon payment of the Purchase Price, Seller will also sell, assign, transfer, and set over to Buyer in connection with the Motor Vehicle Retail Instalment Sales Contracts:

     a. All monies paid or payable on the Motor Vehicle Retail Instalment Sales Contracts after the Closing Date.

     b. All of its interest and benefits in, to, and under all endorsements, warranties, and guaranties by or of others held by it with respect to the Motor Vehicle Retail Instalment Sales Contracts, including, without limitation, the rights of Seller and against any dealer.

     c. All of its right, title and interest in all security instruments and the liens created thereunder with respect to the Motor Vehicle Retail Instalment Sales Contracts.

     d. All individual ledger cards or their computer equivalent, bookkeeping memoranda, pay histories, receipts, loan files, correspondence, folders, credit files, fanfolds, indexes, and all other records of Seller directly pertaining to the Motor Vehicle Retail Instalment Sales Contracts.

     e. All filing receipts evidencing recordation or filing in governmental filing or recording offices of financing statements and other filing instruments on all Motor Vehicle Retail Instalment Sales Contracts.

     f. All of the rights and benefits of Seller under each and every existing policy or certificate of insurance, if any, to the extent such relates to any property securing any Motor Vehicle Retail Instalment Sales Contracts and as relates to the life or lives or health or unemployment of any Obligors or guarantors of said Motor Vehicle Retail Instalment Sales Contracts.

     g. All pending insurance claims and all claims filed in the future, if any, the proceeds thereof, and the insurance premium refunds, if any, in connection with any of the Motor Vehicle Retail Instalment Sales Contracts purchased by Buyer.

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4.   CLOSING; PURCHASE PRICE; PAYMENT

     a. The closing of each sale and purchase of Motor Vehicle Retail Instalment Sales Contracts must occur on a business day agreed to by Buyer and Seller (the "Closing Date").

     b. PURCHASE PRICE. Buyer shall pay to Seller an amount equal to 104.5 percent of the aggregate Net Outstanding Balances of the Motor Vehicle Retail Instalment Sales Contracts on the Closing Date, plus any accrued, unpaid interest and fees, not to exceed fifty-nine days= interest (the "Purchase Price").

     c. PAYMENT OF THE PURCHASE PRICE.

          (i) Not later than four business days prior to each Closing Date, Seller must deliver to Buyer its estimate of the Purchase Price (the "Estimated Purchase Price"), and must make available to Buyer the work papers, schedules, and other supporting data as may be reasonably requested by Buyer to enable it to verify the amount estimated. Seller shall also deliver with its estimate a tape or other electronic data format containing such information as may be reasonably required by Buyer regarding the Motor Vehicle Retail Instalment Sales Contracts.

          (ii) Before 11:00 a.m. Eastern Time on the Closing Date, Buyer must deliver the Estimated Purchase Price to Seller by wire transfer in immediately available funds to an account specified by the Seller.

     d.   ADJUSTMENT TO PURCHASE PRICE.

          (i) The parties must cooperate and assist in the calculation of the Purchase Price, including without limitation making available to the extent necessary books, records, work papers and personnel, during normal business hours and in a manner that will not unreasonably interfere with either party's business and its financial, tax, accounting, and legal staff.

          (ii) As promptly as practicable, but not later than seven days following the Closing Date, the Seller must deliver to Buyer a statement setting forth the calculation of the Purchase Price, and must make available to Buyer, in an electronic format, the work papers, schedules, and other supporting data as may be reasonably requested by Buyer to enable it to verify the amount calculated.

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          (iii)  Buyer must review Seller's calculation of the Purchase Price and promptly notify Seller of its acceptance of the calculation or of any dispute regarding the Purchase Price. If Buyer and Seller are unable to agree on the calculation of the Purchase Price within seven calendar days of Seller's delivery of the statement referenced in paragraph 4.d.(ii) the parties must submit the dispute to a nationally recognized accounting firm reasonably satisfactory to both parties. Such accounting firm will be instructed to review this Agreement and the disputed items for the purpose of calculating the Purchase Price. In making such calculation, the accountants must consider only the items in disagreement between the parties. As soon as practicable, the accountants must submit a report to both parties setting forth their calculation of the Purchase Price. Such report shall be final and binding on the parties to this Agreement. The costs of such review and report shall be borne equally by Buyer and Seller.

     e.   PAYMENT OF FINAL PURCHASE PRICE.

          (i) PAYMENT DUE SELLER. On or before 12:00 p.m. Eastern Time on the fifth business day following the determination of the Purchase Price pursuant to paragraph 4.d.(iii), Buyer must pay to Seller, by wire transfer in immediately available funds to an account designated by Seller, an amount equal to the excess of the Purchase Price over the amount paid by Buyer as the Estimated Purchase Price, if any, plus interest thereon at the 30 Day CP Rate from the Closing Date up to, but not including the payment date.

          (ii) PAYMENT DUE BUYER. On or before 12:00 p.m. Eastern Time on the fifth business day following the determination of the Purchase Price pursuant to paragraph 4.d.(iii), Seller must pay to Buyer, by wire transfer in immediately available funds to an account designated by Buyer, an amount equal to the excess of the amount paid by Buyer as the Estimated Purchase Price over the Purchase Price, if any, plus


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                 interest thereon at the 30 Day CP Rate from the Closing Date up to, but not including the payment date.

     f. EXCLUDED MOTOR VEHICLE RETAIL INSTALMENT SALES CONTRACTS.

          (i) Seller does not intend to sell and Buyer does not intend to purchase, any Excluded Assets. If at any time within 120 days following the Servicing Transfer Date, Buyer evidences to Seller that an Excluded Asset was transferred to Buyer on the Closing Date, Buyer must execute and deliver to Seller such assignments and other documents and do such other things as Seller shall reasonably request in order to transfer to Seller all of Buyer's right, title, and interest in and to such Excluded Asset and related security instruments or and other rights as were transferred to Buyer on the Closing Date. Any such assignment shall be accompanied by a complete schedule of the dates and amounts of any payments received by Buyer with respect to the Excluded Asset. Seller shall repurchase paid Excluded Assets and pay Buyer within thirty days of Buyer's demand.

          (ii) Any Excluded Asset reassigned to Seller must not be included as a Motor Vehicle Retail Instalment Sales Contract in calculating the Purchase Price. If the Purchase Price has already been paid and the Excluded Asset was included in the Motor Vehicle Retail Instalment Sales Contracts, on the repurchase date the Seller will pay Buyer an amount for the Excluded Asset calculated on the date of repurchase in the same manner as the Purchase Price was calculated, including with respect to any interest accruals and any discounts or premiums paid, together with interest thereon at the 30 Day CP Rate from the Closing Date to the date of repurchase.


5.   CONDITIONS TO BUYER'S OBLIGATIONS

     The obligation of Buyer to purchase the Purchased Assets under this Agreement shall be subject to Seller having performed and complied with all agreements and conditions in this Agreement necessary to be performed or complied with by it prior to or at the Closing Date and:

     a. The approval of the Board of Directors of Seller.

     b. The delivery by Seller of all items required by Section 8 of this Agreement.

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     c.   The proper filing of a UCC Financing Statement covering the Motor
          Vehicle Retail Instalment Sales Contracts and the proceeds thereof in form and substance sufficient to perfect Buyer's interest in the Motor Vehicle Retail Instalment Sales Contracts and the proceeds thereof.


6.   CONDITIONS TO SELLER'S OBLIGATIONS

     The obligations of Seller to sell Motor Vehicle Retail Instalment Sales Contracts and other assets under this Agreement shall be subject to Buyer having performed and complied with all agreements and conditions in this Agreement necessary to be performed or complied with by it prior to or at the Closing Date.


7.   CONDITION TO EITHER PARTY'S OBLIGATIONS

     The obligation of the Seller to sell the Purchased Assets and the Buyer's obligation to purchase the Purchased Assets shall be further subject to:

     a. The absence of any action, proceeding or administrative investigation against Buyer or Seller seeking to enjoin or otherwise affect the consummation of the transactions contemplated by this Agreement, constituted or threatened by any governmental agency or other party, that might eventuate in an order of any court or administrative agency which, in the reasonable opinion of either the Buyer and its counsel, or Seller and its counsel, would render it impossible or inadvisable to consummate the transaction.

     b. Any required licenses, approvals, consents and notifications of any relevant state and federal regulatory agencies in respect of the transactions contemplated hereby having been obtained or made and any necessary conditions, including all legally required waiting, notice or protest periods, of the licenses, approvals, consents and notifications having been fully satisfied after good faith efforts to so obtain.

     c. The parties signing a Servicing Agreement in form and substance acceptable to the parties.



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8.   DELIVERIES BY SELLER

     a. On the Contract Date, Seller must deliver to Buyer an opinion of counsel to Seller, who may be in-house counsel, dated the Contract Date, to the effect that:

         (i) Seller has duly and validly authorized, executed, and delivered this Agreement;

         (ii) Seller is duly organized, licensed and validly existing under the law with full corporate power to enter into and perform this Agreement;

         (iii) Neither the execution and delivery of this Agreement nor its performance, nor the sale of Motor Vehicle Retail Instalment Sales Contracts from time to time, is restricted by or violates the Seller's Certificate of Incorporation or By-laws or any contractual or other obligation of Seller of which such counsel has knowledge after reasonable investigation;

         (iv) All consents and approvals and assignments, required by law or this Agreement to be obtained by Seller, at or prior to the Closing Date, to authorize and, to the best of such counsel's knowledge, after reasonable investigation, to consummate the transactions contemplated hereby have been obtained and are in full force and effect;

         (v) This Agreement constitutes a legal and binding obligation of Seller, enforceable in accordance with its terms;

         (vi) Seller or any of its affiliates is not a party to and there is no pending litigation, legal or administrative proceeding which would, if decided against Seller or any of its affiliates, have any material adverse effect on the Purchased Assets to be sold pursuant to this Agreement.

     b. On each Closing Date, Seller must deliver to Buyer or its designee:

          (i) The Motor Vehicle Retail Instalment Sales Contracts and all other documents required to be delivered pursuant to the Servicing Agreement;


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         (ii)     The Closing Schedule, with the list of Motor Vehicle Retail
                  Instalment Sales Contracts on Schedule "A" attached;

         (iii) A certificate signed by a duly authorized officer of Seller, solely in his/her capacity as an officer of Seller, to the effect that:

                  (1) The representations and warranties of Seller are true as of the Closing Date, and

                  (2) The covenants and agreements of Seller to be performed hereunder on or before the Closing Date have been performed.


9.   SELLER'S WARRANTIES REGARDING THE ASSETS; BREACH OF WARRANTY

     a. This sale is made by Seller without recourse, representation, or warranty of any kind, express or implied, except as specifically set forth in this Agreement. Nothing in this Agreement shall be construed to obligate the Seller to insure the future performance of the Obligors under the terms of their respective Motor Vehicle Retail Instalment Sales Contracts. Seller represents and warrants to Buyer, which representations and warranties shall survive this Agreement that as of the date of this Agreement and each Closing Date with respect to the Motor Vehicle Retail Instalment Sales Contracts sold on that date:

          (i) The ledger cards, payment histories, computer and magnetic tapes and disks, or equivalent records delivered to Buyer fully and accurately reflect the true outstanding unpaid balance (including accrued late charges) of the Motor Vehicle Retail Instalment Sales Contracts and the dates and amounts of payments on the Motor Vehicle Retail Instalment Sales Contracts. Except as may be documented in Seller's records, no understanding or agreement has been reached with an Obligor for any variation of the interest rate, schedule or amount of payments or other material term or condition of any Motor Vehicle Retail Instalment Sales Contract.

          (ii) Seller has good title to and original documents evidencing the Motor Vehicle Retail Instalment Sales Contracts and other assets to be sold under this Agreement, free and clear of any liens, encumbrances or

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                  charges whatsoever; Seller is the absolute owner thereof with full and sole right to transfer title to the Motor Vehicle Retail Instalment Sales Contracts and assets; and no person, firm, corporation or association has any claim whatsoever to the Motor Vehicle Retail Instalment Sales Contracts sold under this Agreement or the proceeds of the Motor Vehicle Retail Instalment Sales Contracts.

         (iii) There exists a Motor Vehicle Retail Instalment Sales Contract file pertaining to each Motor Vehicle Retail Instalment Sales Contract and such file contains (a) a fully executed original of the Motor Vehicle Retail Instalment Sales Contract, (b) a certificate of insurance, application form for insurance signed by the Obligor, or a signed representation letter from the Obligor named in the Motor Vehicle Retail Instalment Sales Contract pursuant to which the Obligor has agreed to obtain physical damage insurance for the related financial vehicle, or copies thereof, (c) the original certificate of title, lien notification certificate, or application therefor and (d) a credit application signed by the Obligor, or a copy thereof. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. The complete file for each Motor Vehicle Retail Instalment Sales Contract was delivered to Buyer on or before the Closing Date.

         (iv) Seller is not a party to and there is no pending or, to Seller's knowledge, threatened litigation, legal or administrative proceeding, or otherwise, which would, if decided against Seller, have any material adverse effect on the Purchased Assets, Buyer's right to receive payment under the Motor Vehicle Retail Instalment Sales Contracts pursuant to their terms, or Seller's right to transfer the Purchased Assets or on any of the other assets to be sold pursuant to this Agreement.

         (v) Each Motor Vehicle Retail Instalment Sales Contract sold under this Agreement is genuine, valid, and complete in all respects and is enforceable in accordance with its terms, except as its enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the rights of creditors.

          (vi) Each Motor Vehicle Retail Instalment Sales Contract requires the Obligor to maintain physical loss and damage insurance, naming Seller and its successors and assigns as additional insured parties, and each Motor Vehicle

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                  Retail Instalment Sales Contract permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so. No such motor vehicle was or had previously been insured under a policy of force-placed insurance on the Closing Date.

         (vii) No Motor Vehicle Retail Instalment Sales Contract is subject to any defense, set-off, or counterclaim to the payment or the amount of the unpaid balance due on the Motor Vehicle Retail Instalment Sales Contract.

         (viii) The collateral for each of the Motor Vehicle Retail Instalment Sales Contracts that is secured is the collateral described in the applicable security agreement or other security document. Each security interest in titled personal property collateral constitutes a valid, enforceable, and perfected purchase money first lien on the collateral described in the Motor Vehicle Retail Instalment Sales Contract file.

         (ix) Each Motor Vehicle Retail Instalment Sales Contract was originated, has been serviced, and currently complies in all material respects with all applicable state, federal, and local laws and regulations, including but not limited to all consumer protection and insurance laws, the Truth-In-Lending Act, ECOA, RESPA and the FCRA.

         (x) Seller has paid or caused to be paid any and all licenses, franchise, business privilege use, intangible stamp or other Taxes or fees due and owing, if any, arising from the acquisition, origination, collection, or holding of each Motor Vehicle Retail Instalment Sales Contract.

         (xi) Each Motor Vehicle Retail Instalment Sales Contract was originated in conformance with the underwriting and pricing guidelines attached as Exhibit 9.a.(xi).

         (xii) The Motor Vehicle Retail Instalment Sales Contracts purchased under this Agreement having the following credit criteria:

                  (1) No Obligor had, at the time of origination of the Motor Vehicle Retail Instalment Sales Contract, a FICO score below 520; and

                  (2) The average FICO score of the Obligors included in each separate purchase under this Agreement, at the time of origination of the Motor Vehicle Retail Instalment Sales Contracts, is at least 615.

         b. In the event of a breach or breaches of any of the foregoing covenants, representations, or warranties with respect to the Motor Vehicle Retail Instalment Sales Contracts, except for the representations and warranties set forth in subparagraph 9.a.(xii) above, and only after Seller fails to cure said breach after 45 days, upon written notice thereof from Buyer, Seller will, without limiting its obligation of indemnification as set forth herein, repurchase said Motor Vehicle Retail Instalment Sales Contract(s) by paying Buyer, within 15 days of the end of the cure period, 104.5 percent of the then unpaid Net Outstanding Balance of the Contract, plus all accrued unpaid interest and fees thereon.

         c. In the event of a breach or breaches of the representations and warranties set forth in subparagraph 9.a.(xii), Seller must perform or pay as follows, within 15 days after notice by Buyer of the breach or breaches:

                  (i) If an Obligor had, at the time of origination of the Motor Vehicle Retail Instalment Sales Contract, a FICO score below 520, Seller must repurchase the Contract from Buyer by paying Buyer 104.5 percent of the then unpaid Net Outstanding Balance of the Contract, plus all accrued unpaid interest and fees thereon.

                  (ii) If the average FICO score of the Obligors included in each separate purchase under this Agreement, at the time of origination of the Motor Vehicle Retail Instalment Sales Contracts, is not at least 615, Seller must repurchase a sufficient number of Contracts with FICO scores below 615 to raise the average FICO score of the remaining sold Contracts to 615 by paying Buyer 104.5 percent of the then unpaid Net Outstanding Balance of the Contracts, plus all accrued unpaid interest and fees thereon.


10.  MERGER TERMINATION PAYMENT; RECEIVABLES CALL OPTION

     If, and only if, the Merger Agreement is terminated for any reason:

     a. Seller may purchase from Buyer all, but not less than all, of the unpaid Motor Vehicle Retail Instalment Sales Contracts not purchased on the Initial Closing Date, at a purchase price equal to 104.5% of the then

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          aggregate Net Outstanding Balances, plus all accrued unpaid interest and fees thereon, without representation or warranty of any kind, subject to the following conditions:


          (i) Seller must notify Buyer of its intention to purchase the Motor Vehicle Retail Instalment Sales Contracts within 30 days of the date of the termination of the Merger Agreement; and

          (ii) The closing and payment of the purchase price will be accomplished in accordance with the procedures set forth in
                 Section 4 of this Agreement, giving due consideration to the appropriate reversal of the respective roles of the parties; and

          (iii) The closing of the repurchase must occur within 15 days after the date Seller gives notice of its intention to purchase, unless otherwise agreed by Buyer.

          If Seller fails to give the notice or close the repurchase in the time frame specified in this Section, or if Seller gives notice of its intention to not exercise its option to repurchase under this section, Seller's option to repurchase shall automatically terminate. Within five business days of the termination of Seller's option to repurchase, Buyer must pay to Seller an amount equal to 1.5 percent of the aggregate Net Outstanding Balances, as of their respective Closing Dates, of the Motor Vehicle Retail Instalment Sales Contracts not purchased on the Initial Closing Date.

     b. Buyer must pay to Seller, within five business days of the date of termination of the Merger Agreement, an amount equal to 1.5 percent of the aggregate Net Outstanding Balances, as of the Initial Closing Date, of the Motor Vehicle Retail Instalment Sales Contracts purchased on the Initial Closing Date.

     c. If the weighted average APR of all Contracts purchased under this Agreement that are not repurchased by the Seller pursuant to Section 10.a above, measured with respect to each Contract purchased on the Contract's respective Closing Date, is not at least 17.50%, Seller must pay to Buyer an amount, which may be paid by Buyer's offsetting such amount against the payment due under Section 10.b., equal to the product of

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                 (i)  an amount equal to the aggregate Net Outstanding Balances of the Motor Vehicle Retail Instalment Contracts not repurchased by the Seller computed as of each such Contract's respective Closing Date,

                 multiplied by

                 (ii) the difference given by subtracting

                      (1) the weighted average APR of the contracts not repurchased by the Seller, measured with respect to each Contract purchased on the Contract's respective Closing Date, expressed as a decimal (e.g., 17.41% expressed as 0.1741)

                           from

                      (2)  0.1750

                 multiplied by

                 (iii) 1.5.

11.  SELLER'S AND BUYER'S AUTHORITY

     a. SELLER'S AUTHORITY: Seller represents and warrants to Buyer, which representations and warranties shall survive this Agreement, that as of the date hereof and as of each Closing Date:

          (i) Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota, and is duly qualified and in good standing in each jurisdiction where the nature of its business or properties requires it to be so qualified.

          (ii) The execution, delivery and performance by Seller of this Agreement, including the sale of Motor Vehicle Retail Instalment Sales Contracts from time to time pursuant hereto, is within Seller's corporate powers, has been duly authorized by all necessary corporate action and does not contravene Seller's charter or by-laws, any legal requirements or any material agreement of Seller.

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                                                              Purchase Agreement
                                                                         Page 15

          (iii) No authorization or consent of, or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Seller of this Agreement, including the sale of Motor Vehicle Retail Instalment Sales Contracts from time to time pursuant hereto.

          (iv) This Agreement is a legal, valid and binding obligation of Seller, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by general principles of equity.

          (v) There is no action, suit or proceeding pending or, to the knowledge of Seller, threatened against or affecting Seller or its properties in any court, or before any arbitrator or governmental body, which purports to affect the legality, validity or enforceability of this Agreement.

     b. BUYER'S AUTHORITY: Buyer represents and warrants to Seller, which representations and warranties shall survive this Agreement that as of the date hereof and as of each Closing Date:

          (i) Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified and in good standing in each jurisdiction where the nature of its business or properties requires it to be so qualified.

          (ii) The execution, delivery and performance by Buyer of this Agreement is within Buyer's corporate powers, has been duly authorized by all necessary corporate action and does not contravene Buyer's charter or by-laws, any legal requirements, or any material agreement of Buyer.

          (iii) No authorization or consent of, or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Buyer of this Agreement.

          (iv) This Agreement is a legal, valid and binding obligation of Buyer, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency,

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                                                              Purchase Agreement
                                                                         Page 16
                 reorganization or similar laws affecting creditors' rights generally and by general principles of equity.

          (v) There is no action, suit or proceeding pending or, to the knowledge of Buyer, threatened against or affecting Buyer or its properties in any court, or before any arbitrator or governmental body, which purports to affect the legality, validity or enforceability of this Agreement.


12.  POWER OF ATTORNEY

     On the Closing Date, upon payment of the Purchase Price, Seller will authorize Buyer to endorse and assign Seller's interest in each Motor Vehicle Retail Instalment Sales Contract in order to evidence the transfer of Seller's interest in the Motor Vehicle Retail Instalment Sales Contracts to Buyer in such manner as may be reasonable and appropriate. On the Contract Date, Seller shall furnish Buyer with a Power of Attorney in the form of Exhibit 12 hereto, to enable Buyer to (i) endorse any check or other instrument made payable to Seller on account of any Motor Vehicle Retail Instalment Sales Contract or other Purchase Asset, and (ii) direct Obligors and others to make future payments due from them directly to the Buyer or to an account designated by the Buyer. Buyer agrees to save and hold Seller harmless from any loss occasioned by Buyer's use of the Power of Attorney. Seller further agrees, from time to time following the closings, to execute any individual assignments, affidavits, or other documents which are necessary to effect assignment of each Motor Vehicle Retail Instalment Sales Contract to Buyer.


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                                                              Purchase Agreement
                                                                         Page 17

13.  INDEMNIFICATION

    a. INDEMNIFICATION OF BUYER: Seller agrees to defend, indemnify and hold harmless Buyer and its officers, directors, employees, successors and assigns, from and against any and all losses, damages, claims, suits, proceedings, liabilities, costs and expenses, including reasonable attorneys' fees ("Losses" or "Claims" as the context requires), which may be imposed on, sustained, incurred or suffered by or asserted against any such persons, directly or indirectly, as a result of or relating to or arising out of (a) the breach of any representation or warranty or covenant or agreement of the Seller contained in this Agreement or (b) arising from Seller's ownership or servicing of the Motor Vehicle Retail Instalment Sales Contracts or other assets purchased under this Agreement, at any time prior to the Closing Date.

    b. INDEMNIFICATION OF SELLER: Buyer agrees to defend, indemnify and hold harmless Seller and its officers, directors, employees, successors and assigns, from and against any and all losses, damages, claims, suits, proceedings, liabilities, costs and expenses (including without limitation reasonable attorneys' fees) ("Losses" or "Claims" as the context requires) which may be imposed on, sustained, incurred or suffered by, or asserted against any such persons, directly or indirectly, as a result of or relating to or arising out of (a) the breach of any representation or warranty or covenant or agreement of the Buyer contained in this Agreement or (b) arising from Buyer's ownership or servicing of the Motor Vehicle Retail Instalment Sales Contracts or other assets purchased under this Agreement, at any time after the Closing Date. Nothing in this section shall be construed to limit the obligations of Seller as Servicer under the Servicing Agreement.

    c.  PROCEDURE FOR INDEMNIFICATION:

        (i) If a party to this Agreement entitled to assert a Claim under this Agreement shall receive notice of the assertion by a person who is not a party to this Agreement of any claim or of the commencement by any such person of any action or proceeding (a "Third Party Claim") with respect to which the Seller or the Buyer is obligated to provide indemnification, the indemnified party (the "Indemnitee") shall give the indemnifying party (the "Indemnitor") prompt written notice thereof. Such notice shall describe the Third Party Claim in reasonable detail.

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                                                              Purchase Agreement
                                                                         Page 18

          (ii) The Indemnitor may elect to compromise or defend, at such Indemnitor's own expense and by such Indemnitor's own counsel, any Third Party Claim. If an Indemnitor elects to defend a Third Party Claim it shall, within thirty (30) days of receipt of the notice referred to in Paragraph 13.c.(i) above (or sooner, if the nature of such Third Party Claim so requires), notify the related Indemnitee of its intent to do so, and such Indemnitee shall reasonably cooperate in the compromise of, or defense against, such Third Party Claim. Such Indemnitor shall pay such Indemnitee's actual and reasonable out-of-pocket expenses incurred in connection with such cooperation. After written notice from an Indemnitor to an Indemnitee of its election to assume the defense of a Third Party Claim, such Indemnitor shall not be liable to such Indemnitee under Paragraph 13.a or Paragraph 13.b, as the case may be, for any legal expenses subsequently incurred by such Indemnitee in connection with the defense thereof; provided that such Indemnitee shall have the right to employ one counsel for each Third Party Claim to represent such Indemnitee if, in such Indemnitee's good faith judgment, (a) a conflict of interest between such Indemnitee and such Indemnitor exists in respect of such Third Party Claim, or (b) where the Indemnitor is also a party to such Third Party Claim, different or conflicting claims or defenses may exist, in which events the fees and expenses of such separate counsel shall be paid by such Indemnitor. If an Indemnitor elects not to defend against a Third Party Claim, or fails to notify an Indemnitee of its election as provided herein, such Indemnitee may without advance written notice to the Indemnitor, pay, compromise or defend such Third Party Claim reasonably and in good faith on behalf of and for the account and risk of the Indemnitor to the extent that the Indemnitee is entitled to receive indemnification from the Indemnitor hereunder. Neither Indemnitor nor Indemnitee shall consent to entry of any judgment or entry into any settlement against or with respect to any Indemnitee without the written consent of the other, unless such judgment or settlement, with respect to the Indemnitee, (a) provides solely for money damages or other payments for which such Indemnitee is entitled to indemnification hereunder and (b) includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release for all liability in respect of such Third Party Claim.


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                                                              Purchase Agreement
                                                                         Page 19

          (iii) If the amount of any Claim or Loss shall, at any time subsequent to payment pursuant to this Agreement, be reduced by recovery, settlement or otherwise, the amount of such reduction, less any expenses incurred in connection therewith, shall promptly be repaid by the Indemnitee to the related Indemnitor.

14.  USE OF RECORDS BY SELLER; RETENTION BY BUYER

     Buyer will make available to Seller all records and memoranda pertaining to the Motor Vehicle Retail Instalment Sales Contracts sold under this Agreement for the use of Seller in preparing tax returns or financial reports or for other purposes which do not conflict with the terms of this Agreement. Buyer acknowledges and understands that substantially all of the information reflected in the records and Motor Vehicle Retail Instalment Sales Contracts being sold to Buyer hereunder is duplicated and stored within Seller's computer and data processing files and systems and that it is practically and financially impossible for Seller to delete such information from Seller's permanent accounting records and systems and that Seller intends to retain such information notwithstanding any term or condition of this Agreement, but will not use it to solicit customers or in any other manner, without the prior written approval of Buyer.


15.  ADDITIONAL EVIDENCE OF OWNERSHIP

     Seller warrants, represents and agrees that it will, upon the reasonable request of Buyer, supply copies of any additional documents it may still have in its possession which evidence Seller's ownership of the Motor Vehicle Retail Instalment Sales Contracts sold hereby.



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                                                              Purchase Agreement
                                                                         Page 20

16.  SUBSIDIARIES OF BUYER

     Buyer may designate one or more of its subsidiaries or affiliates as the Purchaser of any Motor Vehicle Retail Instalment Sales Contract and the word "Buyer" as used in this Agreement shall, wherever applicable, include the subsidiary or affiliate; provided, however, notwithstanding any such designation, Buyer shall remain responsible for the performance of all obligations of Buyer under this Agreement. If a subsidiary or affiliate of Buyer purchases a Motor Vehicle Retail Instalment Sales Contract, the subsidiary or affiliate shall have all the benefits and obligations of this Agreement including, but not limited to the benefits of the covenants, representations and warranties made by Seller, and shall have the authorizations, rights and powers granted by Seller, with respect to the Motor Vehicle Retail Instalment Sales Contract.


17.  ANNOUNCEMENTS; NOTIFICATIONS

     Neither party hereto will make any announcement of this transaction without prior written approval of the other, which will not be unreasonably withheld. Neither Seller nor Buyer shall disclose any material provisions of this Agreement to any third party without the prior consent of the other, except as may be specifically required by law or any governmental agency.


18.  ARBITRATION

     Any claim, dispute, disagreement, or controversy arising out of or relating to this Agreement or the breach of this Agreement, except for disputes covered by paragraph 4.d.(iii) relating to the calculation of the Purchase Price, shall be determined by arbitration. Either party to this Agreement may bring an action to compel arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Any judgment rendered by arbitration shall be binding and may be entered in any court having jurisdiction. Any demand for arbitration shall be brought, and the arbitration subsequently held, in Chicago, Illinois.


--------------------------------------------------------------------------------
                                                              Purchase Agreement
                                                                         Page 21

19.  APPLICABLE LAW

     The laws of the State of Minnesota shall govern the validity and interpretation of this Agreement and the performance of the parties to this Agreement.


20.  HEADINGS NOT PART OF AGREEMENT

     Marginal headings are informational only and not a part of the Agreement.


21.  EXPENSES

     Except as is otherwise specifically provided in this Agreement, all parties shall pay their own costs and expenses in connection with this Agreement and the transactions contemplated hereby, including, but not by way of limitation, all regulatory fees, attorneys' fees, accounting fees and other expenses.


22.  SUCCESSORS AND ASSIGNS

     All terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement and their respective transferees, successors and assigns.

23.  MULTIPLE COUNTERPARTS

     This Agreement may be executed in multiple counterparts, each of which shall be deemed an original for all purposes and all of which shall be deemed, collectively, one agreement, but in making proof hereof it shall not be necessary to exhibit more than one such counterpart.


24.  INVALID PROVISIONS

     If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, the provision shall be fully severable; this document shall be construed and enforced as if the illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions shall remain


--------------------------------------------------------------------------------
                                                              Purchase Agreement
                                                                         Page 22
    in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of the illegal, invalid or unenforceable provision there shall be added automatically as a part hereof a provision as similar in terms to the illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable, and, as changed or amended, continue to reflect the original intent of the parties hereto.


25. ENTIRE AGREEMENT

    The making, execution and delivery of this Agreement by the parties have been induced by no representations, statements, warranties, or agreements other than those herein expressed. This Agreement embodies the entire understanding of the parties and there are no further or other agreements or understanding, written or oral, in effect between the parties relating to the subject matter of this Agreement.


26. BROKERAGE

    Seller and Buyer represent and warrant to the other that it has not engaged or dealt with any broker, finder or other person or entity who or which may be entitled to any brokerage fee or finder's fee, commission or similar charge in respect of the execution of this Agreement or the consummation of the transactions contemplated hereby. Each of said parties hereby indemnifies and agrees to hold the other harmless against any and all claims, losses, liabilities or expenses which may be asserted against the other as the result of the other party's dealings, arrangements or agreements with any such broker, finder or person or entity.

27. NON-SOLICITATION

    For a period of 18 months following each Closing Date, Seller and its affiliates shall not solicit any Obligors for consumer loans other than Contracts. Notwithstanding the previous sentence, no solicitation shall violate this section if:

    a. the solicitation is directed to an Obligor who has another contractual relationship with Seller or Seller's affiliate or subsidiary; or

--------------------------------------------------------------------------------
                                                              Purchase Agreement
                                                                         Page 23

    b. the solicitation occurs through television, radio, print or other general media advertising.

    If, at the time of enforcement of any provision of this section, a court or other tribunal having proper jurisdiction shall hold that the restrictions herein are unreasonable or unenforceable under circumstances then existing, the parties hereto agree that the maximum permitted shall be substituted for the stated period.


28. NOTICES

    All demands, notices and communications under this Agreement shall be in writing, personally delivered, sent by facsimile or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt

    a. in the case of the Seller, at the following address:

       Arcadia Financial Ltd.
       7825 Washington Avenue South
       Minneapolis, Minnesota 55439

       Attention: Chief Executive Officer

       with a copy to:

       Arcadia Financial Ltd.
       7825 Washington Avenue South
       Minneapolis, Minnesota 55439

       Attention: General Counsel

    b. in the case of the Buyer, at the following address: 1.

       Associates Financial Services Company, Inc.
       250 E. Carpenter Freeway
       Irving, Texas 75062

       Attention: General Counsel

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                                                              Purchase Agreement
                                                                         Page 24

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed for it and on its behalf by its respective duly authorized officers to be effective as of the date first set forth above.




SELLER:                                 BUYER.
Arcadia Financial Ltd.                  Associates Financial Services
                                        Company, Inc.




By: /s/ Richard Greenawalt
    ----------------------
        Richard Greenawalt                  By: /s/ Frederic C. Liskow
     (Typed or Printed Name)                    ----------------------
                                                    Frederic C. Liskow
                                                (Typed or Printed Name)


Its: Chief Executive Officer
     -----------------------
          (Title)                       Its: Senior Vice President &
                                             Assistant General Counsel
                                             --------------------------
                                                      (Title)


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                                                              Purchase Agreement
                                                                         Page 25

                                   EXHIBIT 1.d
                         CLOSING SCHEDULE AND ASSIGNMENT

SUMMARY OF CURRENT PURCHASE:

DATE:            _________________, 1999

     NET OUTSTANDING BALANCES OF CONTRACTS                    $_____________
     TIMES 104.5%                                             $_____________
     PLUS, ACCRUED, UNPAID INTEREST AND FEES ON CONTRACTS     $_____________
     PURCHASE PRICE                                           $_____________

FOR DETAIL LISTING OF ACCOUNTS PURCHASED, SEE SCHEDULE "A," ATTACHED

     FOR VALUE RECEIVED, Arcadia Financial Ltd. assigns to Associates Financial Services Company, Inc., its successors or assigns ("Assignee") all of its rights, title, and interest in and to the motor vehicle retail instalment sales contracts, notes, and security instruments (called "Receivables") described above, all monies due and to become due thereunder, and any other security which undersigned may now or hereafter hold as collateral for each Receivable and hereby agrees that said sale is subject to the provisions of that certain Continuous Asset Purchase and Sale Agreement between the parties dated November ___, 1999.

                                   Arcadia Financial Ltd..


                                   BY:



                                          (Typed or Printed Name)


                                   ITS:

                                          (Title)


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                                                              Purchase Agreement
                                                                         Page 26

                                   SCHEDULE A
                                       to
                         CLOSING SCHEDULE AND ASSIGNMENT

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                                                              Purchase Agreement
                                                                         Page 27

                             EXHIBIT 9.a.(XI)


                  TABLE I: LOAN GRADE DEFINITIONS.

                LOAN GRADE                            CUSTOM SCORE RANGE                  MAXIMUM LOAN TO VALUE
Grade 1                                                      240+                                 110%
Grade 2                                                    220-239                                110%
Grade 3                                                    210-219                                110%
Grade 4                                                    200-209                                100%
Grade 5                                                    190-199                                100%
Grade 6                                                    170-189                                 95%



                  TABLE IA: LOAN GRADE DEFINITIONS -- INTERNAL LOAN GRADES.

                LOAN GRADE                            CUSTOM SCORE RANGE                  MAXIMUM LOAN TO VALUE
Grade 7- Thin Credit Files                             > 170                            90%

Grade 8 - Low-Score Overrides and               All Loans Less than 170. Loans                     N/A
Out-of-Bounds Loans                       > 170 that exceed LTV threshold



                  TABLE 2: PROPOSED POLICY RULE GRID.

                                   POLICY RULE                                               ALL LOAN GRADES
Under 18 years old                                                                               Decline

Outside lending area - see Legal Definition                                                      Decline

Income Less than $1,500/month                                                                    Decline

Contract Size Less than $5000                                                                    Decline

Conversion Vans                                                                                  Decline

Branded titles (Salvage, TMU)                                                                    Decline

BK discharged in last 12 mos.                                                                    Decline

Paid repossession or foreclosure in last 12 mos.                                                 Decline

Military Personnel Less than the rank of E3                                                      Decline

Two open Arcadia loans (not trading)                                                             Decline


         TABLE 3: PROPOSED SCORE CUTOFFS AND AUTOMATIC DECLINE STRATEGY.

     SCORE CUTOFF                                                  ALL LOAN GRADES
Bureau Score Less than 520                                        Automatic Decline
Contract size Less than $5000                                     Automatic Decline
Custom Score 151-170                  Buyer Decline. Limited exceptions allowed with proper approval authority.
Custom Score Less than 150                                        Automatic Decline


                  TABLE 4: PROPOSED SYSTEM LOCKS.

             CHARACTERISTIC                                               SYSTEM LOCK
             Debt to Income                                           > 60%
           Payment to Income                                          > 25%
         Revolving Utilization                                        > 150%
             Loan to Value                                            > 120%
             Contract size                                            > $50,000
                Mileage                                               > 100,000
                 Income                                               < $1,400

                                          TABLE 6. LOAN AUTHORITY MATRIX

-----------------------------    ----------------       ---------------       -----------------    ----------------
-----------------------------    ----------------       ---------------       -----------------    ----------------
       CHARACTERISTIC                GRADE 1               GRADE 2                GRADE 3              GRADE 4
-----------------------------    ----------------       ---------------       -----------------    ----------------
-----------------------------    ----------------       ---------------       -----------------    ----------------
Debt to Income                      < =50%                 < =50%                 < =50%               < =50%
                                    Max. 55%               Max. 55%               Max. 55%             Max. 55%

Payment to Income                   < =18%                 < =18%                 < =18%               < =15%
                                    Max. 20%               Max. 20%               Max. 20%             Max. 18%

Revolving Utilization               < =90%                 < =90%                 < =90%               < =90%
                                    Max. 100%              Max. 100%              Max. 100%            Max. 100%

Loan to Value                       < =105%                < =105%                < =105%              < =95%
                                    Max. 110%              Max. 110%              Max. 110%            Max. 100%

Contract Size                       < =$30,000             < =$30,000             < =$30,000           < =$25,000
                                    Max. $40K              Max. $40K              Max. $40K            Max. $35K

Mileage                             < =75,000              < =75,000              < =75,000           < =75,000
                                    Max. 100K              Max. 100K              Max. 100K           Max. 75K

Income                              < =$1800               < =$1800               < =$1800             < =$1800

                                    < =$1500               < =$1500               < =$1500             < =$1500
-----------------------------    ----------------       ---------------       -----------------    ----------------
-----------------------------    ----------------       ---------------       -----------------    ----------------


-----------------------------     -----------------       ----------------       ----------------     --------------------
-----------------------------     -----------------       ----------------       ----------------     --------------------
       CHARACTERISTIC                 GRADE 5                 GRADE 6              THIN FILES            OUT OF BOUNDS
-----------------------------     -----------------       ----------------       ----------------     --------------------
-----------------------------     -----------------       ----------------       ----------------     --------------------
Debt to Income                        < =50%                  < =45%                 < =45%                < =50%
                                      Max. 55%                Max. 50%               Max. 50%              Max. 55%

Payment to Income                     < =15%                  < =15%                 < =15%                < =15%
                                      Max. 18%                Max. 18%               Max. 18%              Max. 18%

Revolving Utilization                 < =90%                  < =90%                 < =60%                < =90%
                                      Max. 100%               Max. 100%              Max. 80%              Max. 100%

Loan to Value                         < =95%                  < =90%                 < =85%                   N/A
                                      Max. 100%               Max. 95%               Max. 90%              Max. 110%

Contract Size                         < =$25,000              < =$25,000             < =$15,000            < =$25,000
                                      Max. $35K               Max. $35K              Max. $20K             Max. $35K

Mileage                               < =75,000               < =75,000              < =75,000             < =75,000
                                      Max. 75K                Max. 75K               Max. 75K              Max. 75K

Income                                < =$1800                < =$1800               < =$1800              < =$1800

                                      < =$1500                < =$1500               < =$1500              < =$1500
-----------------------------     -----------------       ----------------       ----------------     --------------------
-----------------------------     -----------------       ----------------       ----------------     --------------------

- Buyers may approve any loan that exceeds no more than one of the above tolerances and does not exceed any of the maximum values.
- Credit Supervisors may approve any loan that exceeds no more than two of the above tolerances and does not exceed more than one maximum value.
- Buying Center Manager approval will be required for any loan that violates three or more tolerances or exceeds two or more maximum values.
- Regional Vice President approval required for all loans to dealership employees, recourse paper, loans to E-4 military personnel.
-    Bureau scores < 520 and contract size < $5000 are automatically declined.
- Bankruptcy, foreclosure or repossession in last 24 months and loans with over $10,000 in unpaid collections will require Buying Center Manager approval.
- The lowest figure between the applicant and co-applicant is applied to the Loan Authority Matrix.

                                   EXHIBIT 12
                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Arcadia Financial Ltd.., a Minnesota corporation, hereby names, constitutes and appoints Associates Financial Services Company, Inc., its affiliates and subsidiaries, or any of their respective authorized agents, employees or representatives, its duly authorized attorney and agent with full power and authority to endorse or assign notes, retail instalment contracts, negotiable instruments, motor vehicle titles, or security instruments in our name, to receive and collect any and all monies due and payable under such notes, contracts, and instruments, to enforce performance of all contracts and instruments covered thereby and for such purposes, to effect repossession of chattels or to use any other methods or means which Associates Financial Services Company, Inc. finds necessary to effect collection and performance; to release any and all liens and instruments of record; to amend, supplement or replace such instruments with other like or similar instruments to extend and modify periods and time of payment; and, generally, to do and perform any and all things necessary and incident in the premises, with equal rights, privileges and powers which the undersigned has had or was entitled to exercise as the owner of the notes, retail instalment contracts, negotiable instruments, motor vehicle titles, or security instruments.

Attest:                                Arcadia Financial Ltd..



                                       By:
------------------------------             ---------------------------------
    Assistant Secretary
                                             -------------------------------
                                                 (Typed or Printed Name)

                                      Its:
                                           ---------------------------------
                                                         (Title)

                                 ACKNOWLEDGMENT

STATE OF _____________    )
COUNTY OF ____________    )

     On _________________, 1999 , before me, the undersigned, a Notary Public in and for said County and State, personally appeared _________________ and ______________, known to me to be the _______________________ and
_____________________, of Arcadia Financial Ltd.., a ____________ corporation, and known to me to be the persons who executed the within instrument on behalf of the corporation.

     Witness my hand and official seal.      ___________________________________
                                             _________________, Notary Public
                                             My Commission Expires: